                                 EXHIBIT (19)
                                 ------------

                              Powers of Attorney

                               POWER OF ATTORNEY

      The undersigned director of Transamerica Investors, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Nicki Bair, Reid Evers, and Donald Radisich and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the registration of the Corporation under the Securities Act of 1933 (the "1933 Act") or the Investment Company Act of 1940 (the "1940 Act"): registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 4th day of August, 1995.



                                        /s/ Sidney E. Harris
                                        ----------------------------------
                                        Sidney E. Harris

                               POWER OF ATTORNEY

      The undersigned director of Transamerica Investors, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Nicki Bair, Reid Evers, and Donald Radisich and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the registration of the Corporation under the Securities Act of 1933 (the "1933 Act") or the Investment Company Act of 1940 (the "1940 Act"): registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 4th day of August, 1995.



                                             /s/ Charles C. Reed
                                        -------------------------------------
                                        Charles C. Reed

                               POWER OF ATTORNEY

      The undersigned director of Transamerica Investors, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Nicki Bair, Reid Evers, and Donald Radisich and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the registration of the Corporation under the Securities Act of 1933 (the "1933 Act") or the Investment Company Act of 1940 (the "1940 Act"): registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 4th day of August, 1995.



                                        /s/ Gary U. Rolle
                                        -------------------------------------
                                        Gary U. Rolle

                               POWER OF ATTORNEY

      The undersigned director of Transamerica Investors, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Nicki Bair, Reid Evers, and Donald Radisich and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the registration of the Corporation under the Securities Act of 1933 (the "1933 Act") or the Investment Company Act of 1940 (the "1940 Act"): registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 4th day of August, 1995.



                                            /s/ Carl R. Terzan
                                        -------------------------------------
                                        Carl R. Terzan

                               POWER OF ATTORNEY

      The undersigned director of Transamerica Investors, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Nicki Bair, Reid Evers, and Donald Radisich and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the registration of the Corporation under the Securities Act of 1933 (the "1933 Act") or the Investment Company Act of 1940 (the "1940 Act"): registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 4th day of August, 1995.



                                        /s/ Nooruddin Veerjee
                                        -------------------------------------
                                        Nooruddin Veerjee